UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Mack-Cali Realty Corporation

(Name of Registrant as Specified In Its Charter)

BOW STREET LLC

BOW STREET SPECIAL OPPORTUNITIES FUND XV, LP

A. AKIVA KATZ

HOWARD SHAINKER

ALAN R. BATKIN

FREDERIC CUMENAL

MARYANNE GILMARTIN

NORI GERARDO LIETZ

TAMMY K. JONES

MAHBOD NIA

HOWARD S. STERN

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

2020 ANNUAL MEETING OF STOCKHOLDERS

OF

MACK-CALI REALTY CORPORATION

SUPPLEMENT DATED MAY 29, 2020 TO THE PROXY STATEMENT

OF

BOW STREET LLC

DATED MAY 6, 2020

PLEASE VOTE BY INTERNET OR PHONE USING THE ENCLOSED GOLD PROXY CARD TODAY

Bow Street LLC, Bow Street Special Opportunities Fund XV, LP, A. Akiva Katz and Howard Shainker (collectively, “Bow Street” or “we”) are significant stockholders of Mack-Cali Realty Corporation, a Maryland corporation (“Mack-Cali” or the “Company”), who, together with the other participants (the “Participants”) in this solicitation, beneficially own in the aggregate approximately 4.91% of the outstanding shares of common stock, $0.01 par value per share (the “Common Stock”), of the Company.

We are furnishing this proxy statement supplement (this “Supplement”) and accompanying GOLD proxy card to Mack-Cali’s stockholders in connection with the solicitation of proxies in connection with Mack-Cali’s 2020 annual meeting of stockholders (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof, the “2020 Annual Meeting”). The 2020 Annual Meeting is scheduled to be held on Wednesday, June 10, 2020, at 12:00 p.m., Eastern time.

We are seeking your support at the 2020 Annual Meeting with respect to the following proposals (each, a “Proposal”):

Proposal	Our Recommendation

1.  To elect Bow Street’s slate of eight director nominees — namely, Tammy K. Jones, A. Akiva Katz, Mahbod Nia, Howard S. Stern, Alan R. Batkin, Frederic Cumenal, MaryAnne Gilmartin and Nori Gerardo Lietz (the “Nominees”) — at the 2020 Annual Meeting to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

FOR ALL of the Nominees

2. To vote on Company’s advisory resolution on the compensation of its named executive officers for 2020.	No Recommendation

3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2020.	FOR

To transact such other business as may properly come before the 2020 Annual Meeting or any adjournment or postponement thereof.

These Proposals are more fully described in the definitive proxy statement filed by Bow Street with the Securities and Exchange Commission (the “SEC”) on May 6, 2020 and the supplement thereto filed with the SEC on May 12, 2020 (as supplemented, our “Proxy Statement”). On May 26, 2020, the Company filed its definitive additional materials for the 2020 Annual Meeting with the SEC. Accordingly, we are hereby supplementing our Proxy Statement with certain information from the Company’s definitive additional materials, which had not been publicly available at the time we filed our Proxy Statement.

According to the Company’s definitive additional materials filed on May 26, 2020, due to the public health concerns associated with the ongoing coronavirus outbreak (“COVID-19”) and to support the health and well-being of the Company’s stockholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Mack-Cali has been changed. The previously announced date and time of the 2020 Annual Meeting (Wednesday, June 10, 2020 at 12:00 p.m., Eastern Time) will not change. The 2020 Annual Meeting will be held solely by remote communication, in a virtual-only format. You will not be able to attend the 2020 Annual Meeting in person at a physical location. As described in the proxy materials previously distributed by the Company in connection with the 2020 Annual Meeting, holders of record of shares of Common Stock as of the close of business on April 16, 2020, the record date, are entitled to participate in the 2020 Annual Meeting.

In order to attend the virtual-only meeting, you will need to pre-register by 5:00 p.m. EDT on Monday, June 8, 2020. To pre-register for the meeting, please follow these instructions:

Registered Stockholders

You may register to attend the virtual meeting by emailing your proof of ownership of shares of our common stock as of April 16, 2020 to CLIRegister@Proxy-Agent.com. Your proof of ownership may include a copy of your GOLD proxy card received from Bow Street or a statement showing your ownership of shares of our common stock as of April 16, 2020. After registering, and upon verification of your ownership, you will receive an email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting. You must register to attend the Annual Meeting no later than 5:00 p.m. EDT, on Monday, June 8, 2020.

Beneficial Stockholders

If your shares are not registered in your name with the Company’s transfer agent, but you are a beneficial owner and your shares are held by a broker, bank, financial institution or other nominee or intermediary in “street name” as of April 16, 2020, you may register to attend the virtual 2020 Annual Meeting by emailing CLIRegister@Proxy-Agent.com and attaching evidence that you beneficially owned shares of Common Stock as of April 16, 2020, which evidence may consist of a copy of the voting instruction form provided by your broker, bank, financial institution or other nominee or intermediary, an account statement, or a letter or legal proxy from such custodian. After registering, and upon verification of your ownership, you will receive an email prior to the virtual 2020 Annual Meeting with a link and instructions for entering the virtual 2020 Annual Meeting. You must register to attend the virtual 2020 Annual Meeting no later than 5:00 p.m. EDT, on Monday, June 8, 2020.

Beginning 30 minutes prior to, and during, the virtual 2020 Annual Meeting, support will be available to assist stockholders with any technical difficulties they may have accessing or hearing the virtual 2020 Annual Meeting. If you encounter any difficulty during the virtual 2020 Annual Meeting, please contact the support team using the contact information included on the reminder email that you will receive 24 hours before the meeting.

A list of stockholders entitled to vote at the virtual 2020 Annual Meeting will be available on the Company’s website for the virtual 2020 Annual Meeting during the virtual 2020 Annual Meeting for inspection by stockholders who have a legally valid purpose related to the virtual 2020 Annual Meeting.

For details regarding the qualifications of our Nominees as well as our reasons for making this solicitation, please see our Proxy Statement. Stockholders should refer to the Company’s definitive proxy statement for information concerning the Company’s nominees. If you need another copy of our Proxy Statement or this Supplement, please contact Innisfree M&A Incorporated (“Innisfree”), which is assisting us, at its address and toll-free numbers listed below.

This Supplement is dated May 29, 2020, and is first being furnished to stockholders of Mack-Cali on or about May 29, 2020. This Supplement should be read in conjunction with our Proxy Statement.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY OR ANY OTHER THIRD PARTY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE VIRTUAL 2020 ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS BE BROUGHT BEFORE THE VIRTUAL 2020 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WE URGE YOU TO VOTE BY PHONE OR INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE GOLD PROXY CARD AND VOTE “FOR ALL” OF THE NOMINEES TO THE BOARD FOR ELECTION AT THE VIRTUAL 2020 ANNUAL MEETING AND “FOR” PROPOSAL 3. WE ARE NOT MAKING ANY RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY VOTING VIA INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD. TO FACILITATE TIMELY RECEIPT OF YOUR PROXY DESPITE ANY POTENTIAL SYSTEMS DISRUPTION DUE TO COVID-19, WE ENCOURAGE YOU TO VOTE VIA THE INTERNET OR TELEPHONE FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD PROXY CARD PROMPTLY. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU SUBMIT WILL BE COUNTED; ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE AT THE VIRTUAL 2020 ANNUAL MEETING BY FOLLOWING THE INSTRUCTIONS UNDER “CAN I CHANGE MY VOTE OR REVOKE MY PROXY?” BEGINNING ON PAGE 24 IN THE SECTION ENTITLED “QUESTIONS AND ANSWERS” OF THE PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—Our Proxy Statement and our GOLD proxy card are available at:

http://www.bowstreetllc.com/mack-cali2020/

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR ALL” of the Nominees by taking one of the following steps:

•	Follow the easy instructions to vote by telephone on the enclosed GOLD proxy card; or

•	Follow the easy instructions to vote via the Internet on the enclosed GOLD proxy card.

To facilitate timely receipt of your proxy despite any potential systems disruption due to COVID-19, we encourage you to vote by telephone or via the Internet following the instructions set forth on the enclosed GOLD proxy card TODAY.

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction card to be issued representing your shares.

After voting in accordance with the instructions on the enclosed GOLD proxy card, DO NOT SIGN OR RETURN MACK-CALI’S PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted. Even if you return the Mack-Cali’s proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our eight Nominees only on our GOLD proxy card. So please make certain that your latest dated voting instruction is based on the GOLD proxy card.

If you have previously signed and returned a proxy card to Mack-Cali, you have every right to change your vote. Only your latest dated, validly executed proxy card will count. You may revoke any proxy card already sent to Mack-Cali by voting by telephone or Internet by following the instructions on the enclosed GOLD proxy card. Any proxy may be revoked at any time prior to its exercise at the virtual 2020 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the virtual 2020 Annual Meeting to Innisfree or by voting at the virtual 2020 Annual Meeting. Attendance at the virtual 2020 Annual Meeting will not in and of itself constitute a revocation.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of our proxy materials, please contact our proxy solicitor:

Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, New York 10022 Stockholders Call Toll-Free at: (877) 800-5182 Banks and Brokers Call Collect: (212) 750-5833

PLEASE VOTE BY INTERNET OR TELEPHONE TODAY! SEE REVERSE SIDE FOR SIMPLE VOTING INSTRUCTIONS. MACK-CALI REALTY CORPORATION Proxy Card for 2020 Annual Meeting of Stockholders Scheduled for June 10, 2020 (the “Annual Meeting”): THIS PROXY SOLICITATION IS BEING MADE BY BOW STREET LLC, BOW STREET SPECIAL OPPORTUNITIES FUND XV, LP, A. AKIVA KATZ, HOWARD SHAINKER (COLLECTIVELY, “BOW STREET”) AND THE NOMINEES NAMED IN PROPOSAL 1 THE BOARD OF DIRECTORS OF MACK-CALI REALTY CORPORATION IS NOT SOLICITING THIS PROXY The undersigned appoints Akiva Katz, Scott Winter and Richard Brand, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Mack-Cali Realty Corporation, a Maryland corporation (“Mack-Cali”), that the undersigned would be entitled to vote at the Annual Meeting of stockholders of Mack-Cali scheduled to be held on Wednesday, June 10, 2020, at 12:00 p.m. Eastern Time by remote communications, in a virtual-only format, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement or substitution thereof that are unknown to us a reasonable time before this solicitation. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof). IF THIS PROXY IS PROPERLY EXECUTED AND SUBMITTED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU VALIDLY EXECUTE AND SUBMIT THIS GOLD PROXY CARD WITHOUT INDICATING YOUR VOTE ON ONE OR MORE OF THE FOLLOWING PROPOSALS, THE NAMED PROXIES WILL EXERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO BE VOTED “FOR ALL” EIGHT OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 3 AND THEY WILL EXCERCISE THEIR DISCRETION TO CAUSE YOUR PROXY TO ABSTAIN FROM VOTING ON PROPOSAL 2 (TO THE EXTENT YOU HAVE NOT INDICATED YOUR VOTE ON SUCH PROPOSAL). THIS PROXY WILL REVOKE ANY PREVIOUSLY EXECUTED PROXY WITH RESPECT TO ALL PROPOSALS. YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY (continued and to be signed on the reverse side) GOLD PROXY

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Mack-Cali Realty Corporation common stock for the upcoming 2020 Annual Meeting of Stockholders.

TO FACILITATE THE TIMELY RECEIPT OF YOUR PROXY DESPITE ANY POTENTIAL SYSTEMS DISRUPTION DUE TO COVID-19, WE ENCOURAGE YOU TO VOTE BY TELEPHONE OR INTERNET TODAY.

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Vote by Internet

Please access **https://www.proxyvotenow.com/cli** (please note you must type an "s" after "http"). Then, simply follow the easy instructions on the voting site. You will be required to provide the unique Control Number printed below.

Vote by Telephone

Please call toll-free in the U.S. or Canada at 1-866-598-8917 on a touch-tone telephone. (If outside the U.S. or Canada, call 1-646-880-9089) Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below.

CONTROL NUMBER

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

X Please mark vote as in this sample

Proposal 1. Election of Directors – We recommend that you vote "FOR ALL" eight of the Nominees named below:
1. To elect (i) Bow Street's slate of four new director nominees - 01. Tammy K. Jones, 02. A. Akiva Katz, 03. Mahbod Nia and 04. Howard S. Stern (the "2020 Bow Street Nominees") and (ii) four incumbent directors - 05. Alan R. Batkin, 06. Frederic Cumenal, 07. MaryAnne Gilmartin and 08. Nori Gerardo Lietz (the "2019 Bow Street Directors," together with the 2020 Bow Street Nominees, the "Nominees"), each to serve a one-year term and until their respective successors are elected and qualified.

FOR ALL	WITHHOLD ALL	FOR ALL* EXCEPT
☐	☐	☐

***NOTE: If you do not wish for your shares to be voted "FOR" one or more of the Nominees, mark the "FOR ALL EXCEPT" box and write the number(s) associated with the Nominee(s), as applicable, that you do not wish to vote for in the space provided below. There is no assurance any of the Mack-Cali nominees will serve as directors if one or more of the Nominee(s) is elected to the Board.**

We make no recommendation for Proposal 2:
Proposal 2 – 2. To vote on Mack-Cali's advisory resolution on the compensation of its named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

We recommend that you vote "FOR" Proposal 3:
Proposal 3 – 3. To ratify the appointment of PricewaterhouseCoopers LLP as Mack-Cali's independent registered public accounting firm for 2020.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Date: ______________________________, 2020

Signature

Signature (Joint Owner)

Title(s)

NOTE: Please sign exactly as name appears hereon. If more than one owner, each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.